MFS VARIABLE INSURANCE TRUST

                 Supplement to the Prospectus dated May 1, 1995



         The Trust has suspended sales of two of its series, the MFS Growth Series and the MFS Strategic Fixed Income Series, for an indefinite period, and does not intend to offer the MFS Limited Maturity Series for sale as an investment option with respect to the Group and Individual Flexible Premium Variable Life Insurance Policies issued by Paragon Life Insurance Company (the "Policies"). Therefore, while the Prospectus describes these three Series, they are not currently offered for sale as investment options in connection with the Policies.


                The date of this Supplement is November 14, 1995